Exhibit 10.76

FOURTH AMENDMENT TO PURCHASE AND SALE CONTRACT

            This Fourth Amendment to Purchase and Sale Contract (this “ Amendment”) is made as of July 10, 2009, between FISHERMAN’S LANDING APARTMENTS LIMITED PARTNERSHIP, a Florida limited partnership and CCIP/3 SANDPIPER, LLC, a Delaware limited liability company, each with an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 (“ Seller”) and DT GROUP DEVELOPMENT, INC., a California corporation, with an address at 5355 Cartwright Avenue, Suite 317, North Hollywood, California 91601 (“ Purchaser”).

W I T N E S S E T H:

            WHEREAS, Seller and Purchaser entered into a Purchase and Sale Contract dated as of May 1, 2009, as amended by that certain First Amendment to Purchase and Sale Contract dated as of June 16, 2009, as amended by that certain Second Amendment to Purchase and Sale Contract dated as of June 19, 2009, as amended by that certain Third Amendment to Purchase and Sale Contract dated as of July 2, 2009 (as amended, the “ Agreement”) with respect to the sale of two certain properties known as Solana Vista and located in Manatee County, Florida and Sienna Bay located in Pinellas County, Florida, as described in the Agreement; and

            WHEREAS, Seller and Purchaser desire to amend the Agreement on the terms set forth herein.

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sum of $10.00 and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.      Capitalized Terms.     Capitalized terms used in this Amendment shall have the meanings given to them in the Agreement, except as expressly otherwise defined herein.

2.      Loan Assumption Approval Period.  The Loan Assumption Approval Period is hereby extended to 5:00 p.m. (EST) on July 14, 2009.

3.      Miscellaneous.           This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute a single instrument and may be delivered by facsimile transmission, and any such facsimile transmitted Amendment shall have the same force and effect, and be as binding, as if original signatures had been delivered.  As modified hereby, all the terms of the Agreement are hereby ratified and confirmed and shall continue in full force and effect.

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year hereinabove written.

Seller:

FISHERMAN'S LANDING APARTMENTS LIMITED PARTNERSHIP, a Florida limited partnership

By:    AIMCO HOLDINGS, L.P., a Delaware limited partnership, its general partner

By:    AIMCO HOLDINGS QRS, INC., a Delaware corporation, its general partner

By:  /s/Trent A. Johnson

Name:  Trent A. Johnson

Title:  Vice President

CCIP/3 SANDPIPER, LLC, a Delaware limited liability company

By:    CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/3, LP, a Delaware limited partnership, its member

By:    CONCAP EQUITIES, INC., a Delaware corporation, its general partner

By:  /s/Trent A. Johnson

Name:  Trent A. Johnson

Title:  Vice President

[Purchaser’s signature page follows]

Purchaser:

DT GROUP DEVELOPMENT, INC, a California corporation

By:  /s/Tom Gallop
Name:  Tom Gallop
Title:  Treasurer